                                                                    Exhibit 10.2

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated May 31, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-4 Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding 2007-4 Trust, Countrywide Home Loans, Inc. (the "Company"), and Countrywide Home Loans Servicing LP ("Countrywide").

     WHEREAS, pursuant to (a)(i) that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation
("BAMCC")), as purchaser, and the Company, as seller, (ii) that certain Amendment No. 1, dated as of July 1, 2003, by and among BAMCC, the Company and the Assignor, (iii) that certain Amendment No. 2, dated as of September 1, 2004, by and among BAMCC, the Company and the Assignor, (iv) that certain Amendment Reg AB to the Master Mortgage Loan Purchase and Servicing Agreement (the "Amendment Reg AB"), dated as of January 1, 2006, by and between the Company and the Assignor, (v) that certain Purchase Confirmation, dated June 30, 2004, between the Company and the Assignor, (vi) that certain Purchase Confirmation, dated July 30, 2004, between the Company and the Assignor and (vii) that certain Purchase Confirmation dated as of August 30, 2004, between the Company and the Assignor (collectively, the "Countrywide Agreements"), the servicing provisions of which are attached in Appendix I hereto, and (b)(i) that certain Assignment, Assumption and Recognition Agreement, dated March 20, 2007, among North Fork Bank (as successor in interest to GreenPoint Mortgage Funding, Inc. ("GreenPoint")), the Assignor and ABN AMRO Mortgage Group, Inc. ("ABN AMRO"), and (ii) that certain Assignment, Assumption and Recognition Agreement, dated March 20, 2007, among North Fork Bank (as successor in interest to GreenPoint), the Assignor and the Company (collectively, the "North Fork Agreements" and, together with the Countrywide Agreements, the "Underlying Agreements"), each of which is attached in Appendix II hereto, the Assignor purchased the Mortgage Loans (as defined herein) from the Company or North Fork Bank, as applicable;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee;

     WHEREAS, on the date hereof, the Company is transferring all of its right, title and interest in and to the servicing of the Mortgage Loans to Countrywide; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Underlying Agreements, and the mortgage loans delivered under such agreements to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Underlying Agreements other than the Mortgage Loans.

     2. The Company hereby grants, transfers and assigns to Countrywide all of the right, title and interest of the Company in, to and under the servicing rights under the Underlying Agreements as they relate to the Mortgage Loans. Countrywide hereby assumes all of the Company's obligations and duties under the Underlying Agreements as they relate to the Mortgage Loans from and after the date hereof. The Company specifically reserves and does not assign to Countrywide any right, title and interest in, to or under (i) the Underlying Agreements as they relate to any mortgage loans other than the Mortgage Loans or
(ii) any mortgage loans subject to the Underlying Agreements other than the Mortgage Loans. Notwithstanding the foregoing, it is understood that the Company is not released from liability to the Assignor, or its permitted successors and assigns, for any breaches of any representations, warranties or covenants made by the Company in the Countrywide Agreements prior to the date hereof.

     3. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Countrywide with respect to the Underlying Agreements or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Underlying Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Underlying Agreements. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Underlying Agreements or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     4. From and after the date hereof, Countrywide shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 8.07 of the Countrywide Agreements, shall service the Mortgage Loans pursuant to the Countrywide Agreements, as modified by Section 10 hereof, for the benefit of the Assignee.

     5. Countrywide hereby acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Countrywide as they relate to the Mortgage Loans, under the Countrywide Agreements, including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Countrywide Agreements to monitor and enforce the obligations of Countrywide thereunder, the right to terminate Countrywide under the Countrywide Agreements upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Countrywide under the Countrywide Agreements, the right to receive all monthly reports and other data required to be delivered by Countrywide under the Countrywide Agreements, the right to examine the books and records of Countrywide or the Company (as such books and records relate to the prior period of servicing of the Mortgage Loans by the Company), and the right to exercise certain rights of consent and approval relating to actions taken by Countrywide. Notwithstanding the foregoing, it is understood that Countrywide shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignor, the Assignee, the Trust, and BAFC against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the Assignee or the Master Servicer acting in its capacity as agent for the Trust to perform the obligations of the "Purchaser" under the Purchase and Servicing Agreement. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO: BAFC 2007-4 # 53150800.

     6. Countrywide hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties in Section 3.01 of the Countrywide Agreements are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made by Countrywide at and/or as of the date hereof, (ii) the Mortgage Loans have been serviced in accordance with the terms of the Countrywide Agreements or the Underlying Agreements, as applicable, (iii) that the Company has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iv) that any information provided by the Company on or before the date hereof to any of the parties hereto is true and correct.

     7. Countrywide hereby agrees to cooperate with BAFC, the Master Servicer and the Securities Administrator to enable BAFC, the Master Servicer and the Securities Administrator to fully comply with all Securities and Exchange Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named "Banc of America Funding 2007-4 Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's recently published rules regarding asset-backed securities (Release Nos. 33-8518; 34-50905; File No. S7-21-0433-8419) as set
forth in the Amendment Reg AB.

     8. Countrywide hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     9. In accordance with Sections 2.05 and 7.01 of the Countrywide Agreements, the Assignor hereby instructs Countrywide, and Countrywide hereby agrees, to release from its custody and deliver the contents of the Collateral File (as defined in the Countrywide Agreements) for each Mortgage Loan, if any, to U.S. Bank National Association, in its capacity as custodian under the Pooling Agreement on or before the closing date of the related Pass-Through Transfer (as defined in the Countrywide Agreements).

     10.   Countrywide,   BAFC  and  Assignee  hereby  agree  to  the  following
modifications to the Countrywide  Agreements solely with respect to the Mortgage
Loans:

     a. Article I. The definition of "Qualified Substitute Mortgage Loan" is hereby replaced in its entirety with the following:

          "A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one (1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage Loan (the amount of such shortfall will be deposited in the Custodial Account by Countrywide in the month of substitution); (ii) have a Mortgage Interest Rate not less than, and not more than two percent (2%) greater than, the Mortgage Interest Rate of the repurchased Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the repurchased Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v) be of the same type as the repurchased Mortgage Loan; (vi) have a Gross Margin not less than that of the repurchased Mortgage Loan; (vii) have the same Index as the repurchased Mortgage Loan; (viii) have a FICO score not less than that of the repurchased Mortgage Loan, (ix) have an LTV not greater than that of the repurchased Mortgage Loan; (x) have a credit grade not lower in quality than that of the repurchased Mortgage Loan and (xi) have the same lien status as the repurchased Mortgage Loan."

     b.   Section  5.01.  The  following  is added as the  second  paragraph  of
          Section 5.01:

          "With respect to any remittance received by the Purchaser or any master servicer after the Business Day on which such payment was due, Countrywide shall pay to the Purchaser or any master servicer interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus one percentage point, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by Countrywide to the Purchaser or any master servicer on the date such late payment is made and shall cover the period commencing with the day such remittance was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by Countrywide of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by Countrywide."

     c. Section 5.02. The first paragraph of Section 5.02 is hereby modified to read as follows:

          "Not later than the fifth (5th) Business Day of each month, Countrywide shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit H-1, a monthly remittance advice in the form set forth in Exhibit H-2, and a realized loss report in the form set forth in Exhibit H-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date; provided, however, Countrywide shall not be required to report any information relating to any prepayment penalties or charges to the extent such penalties or charges are retained by Countrywide."

          The exhibits referenced in this Section 10(c) are attached to this Agreement on Exhibit B hereto; provided, however, Countrywide shall not be required to report any information relating to any prepayment penalties or charges to the extent such penalties or charges are retained by Countrywide.

     d.   Section 5.07. Section 5.07 is hereby modified by replacing  subsection
          (ii) with the following:

          "result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless Countrywide has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax."

     e.   Section 7.01. Section 7.01(a)(i) is hereby modified by deleting "three
          (3) Business Days" and replacing it with "two (2) Business Days (but in no event later than the 20th day of the month)".

     11. Notwithstanding any provision in this Agreement to the contrary, it is understood that Countrywide is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by Countrywide in the Countrywide Agreements prior to the date hereof regardless of when such breaches are discovered or made known.

     12. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Underlying Agreements is:

                  U.S. Bank National Association
                  209 S. LaSalle Street, Suite 300
                  Chicago, Illinois 60604
                  Attention: Structured Finance Trust Services, BAFC 2007-4

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Underlying Agreements is:

                  Bank of America, National Association
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: General Counsel and Chief Financial Officer

     13. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Underlying Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling Agreement.







                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                   Bank of America, National Association, as
                                   Assignor


                                   By:      /s/ Bruce W. Good
                                       -----------------------------------------
                                   Name:    Bruce W. Good
                                   Title:   Principal

                                   U.S. Bank National Association,
                                   as Assignee


                                   By:      /s/ Melissa A. Rosal
                                       -----------------------------------------
                                   Name:   Melissa A. Rosal
                                   Title:  Vice President

                                   Banc of America Funding Corporation


                                   By:      /s/ Scott Evans
                                       -----------------------------------------
                                   Name:    Scott Evans
                                   Title:   Senior Vice President

                                   Countrywide Home Loans, Inc.


                                   By:      /s/ Adam Gadsby
                                       -----------------------------------------
                                   Name:    Adam Gadsby
                                   Title:   1st Vice President

                                   Countrywide Home Loans Servicing LP,
                                   as servicer

                                   By:   Countrywide GP, Inc., its general
                                         partner


                                         By:      /s/ Adam Gadsby
                                                -------------------------------
                                         Name:    Adam Gadsby
                                         Title:   1st Vice President

Acknowledged and Agreed
as of the date first above written:


Wells Fargo Bank, N.A., as master servicer


By:      /s/ Darron Woodus
    --------------------------------
Name:    Darron Woodus
Title:   Assistant Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans


                [Please see the Free Writing Prospectus filed and
                     accepted by the Securities and Exchange
                    Commission on May 30, 2007, with a filing
                    date of May 30, 2007 and accession number
                             0001379434-07-000105.]

                                    EXHIBIT B


Exhibit H-1 --  Reporting Data for Defaulted Loans


Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template consistently every month when submitting data.


Table: Delinquency
Name                                        Type                     Size
------------------------------------- ------------------------- ----------------
Servicer Loan #                       Number                            8
                                      (Double)
Investor Loan #                       Number                            8
                                      (Double)
Borrower Name                         Text                             20
Address                               Text                             30
State                                 Text                              2
Due Date                              Date/Time                         8
Action Code                           Text                              2
FC Received                           Date/Time                         8
File Referred to Atty                 Date/Time                         8
NOD                                   Date/Time                         8
Complaint Filed                       Date/Time                         8
Sale Published                        Date/Time                         8
Target Sale Date                      Date/Time                         8
Actual Sale Date                      Date/Time                         8
Appraisal Date                        Date/Time                         8
Appraisal Property Value              Currency                          8
BPO Date                              Date/Time                         8
BPO Property Value                    Currency                          8
Loss Mit Approval Date                Date/Time                         8
Loss Mit Type                         Text                              5
Loss Mit Estimated Completion         Date/Time                         8
Date
Loss Mit Actual Completion Date       Date/Time                         8
Loss Mit Broken Plan Date             Date/Time                         8
BK Chapter                            Text                              6
BK Filed Date                         Date/Time                         8
BK Discharge Dates                    Date/Time                         8
BK Dismissal Dates                    Date/Time                         8
Post Petition Due                     Date/Time                         8

Motion for Relief                     Date/Time                         8
Lift of Stay                          Date/Time                         8
RFD                                   Text                             10
Occupant Code                         Text                             10
Eviction Start Date                   Date/Time                         8
Eviction Completed Date               Date/Time                         8
List Price                            Currency                          8
List Date                             Date/Time                         8
Accepted Offer Price                  Currency                          8
Accepted Offer Date                   Date/Time                         8
Estimated REO Closing Date            Date/Time                         8
Actual REO Sale Date                  Date/Time                         8

o Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.




The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

                12-Relief Provisions
                15-Bankruptcy/Litigation
                20-Referred for Deed-in-Lieu
                30-Referred fore Foreclosure
                60-Payoff
                65-Repurchase
                70-REO-Held for Sale
                71-Third Party Sale/Condemnation
                72-REO-Pending Conveyance-Pool Insurance claim filed



Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

Action Code 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the

Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

        ASUM-Approved Assumption
        BAP-Borrower Assistance Program
        CO-Charge Off
        DIL-Deed-in-Lieu
        FFA-Formal Forbearance Agreement
        MOD-Loan Modification
        PRE-Pre-Sale
        SS-Short Sale
        MISC-Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.


The Occupant Code field should show the current status of the property. The acceptable codes are:


         Mortgagor
         Tenant
         Unknown
         Vacant

                              Exhibit H-2: Standard File Layout - Scheduled/Scheduled

------------------------------------------------------------------------------------------------------------------------------------
Column Name                 Description                                             Decimal   Format Comment             Max Size
------------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR            A value assigned by the Servicer to define a group of             Text up to 10 digits         20
                            loans.
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                    A unique identifier assigned to each loan by the                  Text up to 10 digits         10
                            investor.
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR           A unique number assigned to a loan by the Servicer.               Text up to 10 digits         10
                            This may be different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME               The borrower name as received in the file.  It is not             Maximum length of 30         30
                            separated by first and last name.                                 (Last, First)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT               Scheduled monthly principal and scheduled interest          2     No commas(,) or              11
                            payment that a borrower is expected to pay, P&I                   dollar signs ($)
                            constant.
------------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE               The loan interest rate as reported by the Servicer.         4     Max length of 6              6
------------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                The loan gross interest rate less the service fee rate      4     Max length of 6              6
                            as reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE               The servicer's fee rate for a loan as reported by the       4     Max length of 6              6
                            Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                The servicer's fee amount for a loan as reported by the     2     No commas(,) or dollar       11
                            Servicer.                                                         signs ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                 The new loan payment amount as reported by the Servicer.    2     No commas(,) or dollar       11
                                                                                              signs ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE               The new loan rate as reported by the Servicer.              4     Max length of 6              6
------------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE              The index the Servicer is using to calculate a              4     Max length of 6              6
                            forecasted rate.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL           The borrower's actual principal balance at the              2     No commas(,) or dollar       11
                            beginning of the processing cycle.                                signs ($)
------------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL           The borrower's actual principal balance at the end of       2     No commas(,) or dollar       11
                            the processing cycle.                                             signs ($)
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE      The date at the end of processing cycle that the                  MM/DD/YYYY                   10
                            borrower's next payment is due to the Servicer, as
                            reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1             The first curtailment amount to be applied.                 2     No commas(,) or dollar       11
                                                                                              signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1            The curtailment date associated with the first                    MM/DD/YYYY                   10
                            curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1             The curtailment interest on the first curtailment           2     No commas(,) or dollar       11
                            amount, if applicable.                                            signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2             The second curtailment amount to be applied.                2     No commas(,) or dollar       11
                                                                                              signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2            The curtailment date associated with the second                   MM/DD/YYYY                   10
                            curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2             The curtailment interest on the second curtailment          2     No commas(,) or dollar       11
                            amount, if applicable.                                            signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3             The third curtailment amount to be applied.                 2     No commas(,) or dollar       11
                                                                                              signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3            The curtailment date associated with the third                    MM/DD/YYYY                   10
                            curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3              The curtailment interest on the third curtailment           2     No commas(,) or dollar       11
                            amount, if applicable.                                            signs ($)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                     The loan "paid in full" amount as reported by the           2     No commas(,) or dollar       11
                            Servicer.                                                         signs ($)
------------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                    The paid in full date as reported by the Servicer.                MM/DD/YYYY                   10
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Action Code Key:             2
                                                                                              15=Bankruptcy,
                                                                                              30=Foreclosure,
                                                                                              60=PIF, 63=Substitution,
                                                                                              65=Repurchase,70=REO
ACTION_CODE                 The standard FNMA numeric code used to
                            indicate the default/delinquent status of
                            a particular loan.
------------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                 The amount of the interest adjustment as reported by        2     No commas(,) or dollar       11
                            the Servicer.                                                     signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT      The Soldier and Sailor Adjustment amount, if applicable.    2     No commas(,) or dollar       11
                                                                                              signs ($)
------------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT            The Non Recoverable Loan Amount, if applicable.             2     No commas(,) or dollar       11
                                                                                              signs ($)
------------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT               The amount the Servicer is passing as a loss, if            2     No commas(,) or dollar       11
                            applicable.                                                       signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL          The scheduled outstanding principal amount due at the       2     No commas(,) or dollar       11
                            beginning of the cycle date to be passed through to               signs ($)
                            investors.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL          The scheduled principal balance due to investors at the     2     No commas(,) or dollar       11
                            end of a processing cycle.                                        signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT              The scheduled principal amount as reported by the           2     No commas(,) or dollar       11
                            Servicer for the current cycle -- only                            signs ($)
                            applicable for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT               The scheduled gross interest amount less the service        2     No commas(,) or dollar       11
                            fee amount for the current cycle as                               signs ($)
                            reported by the Servicer -- only
                            applicable for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT               The actual principal amount collected by the Servicer       2     No commas(,) or dollar       11
                            for the current reporting cycle -- only applicable for            signs ($)
                            Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                The actual gross interest amount less the service fee       2     No commas(,) or dollar       11
                            amount for the current reporting cycle as reported by             signs ($)
                            the Servicer -- only applicable for Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT         The penalty amount received when a borrower prepays on      2     No commas(,) or dollar       11
                            his loan as reported by the Servicer.                             signs ($)
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED      The prepayment penalty amount for the loan waived by        2     No commas(,) or dollar       11
                            the servicer.                                                     signs ($)
------------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                    The Effective Payment Date of the Modification for the            MM/DD/YYYY                   10
                            loan.
------------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                    The Modification Type.                                            Varchar - value can be       30
                                                                                              alpha or numeric
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT      The current outstanding principal and interest advances     2     No commas(,) or dollar       11
                            made by Servicer.                                                 signs ($)
------------------------------------------------------------------------------------------------------------------------------------
                            Flag to indicate if the repurchase of a loan is due to            Y=Breach
BREACH_FLAG                 a breach of Representations and Warranties                        N=NO Breach                  1
                                                                                              Let blank if N/A
------------------------------------------------------------------------------------------------------------------------------------

Exhibit H-3: Realized Loss Calculation Information--Wells Fargo Bank, N.A., Form 332


Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1. The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as  necessary.  All line  entries  must be  supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.  The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.  The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS



           WELLS FARGO BANK, N.A. Trust:  ___________________________

           Prepared by: __________________ Date: _______________

           Phone: ______________________

     Servicer Loan No.                  Servicer Name     Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan          $ _______________(1)
Interest accrued at Net Rate                               ________________(2)
Attorney's Fees                                            ________________(3)
Taxes                                                      ________________(4)
Property Maintenance                                       ________________(5)
MI/Hazard Insurance Premiums                               ________________(6)
Hazard Loss Expenses                                       ________________(7)
Accrued Servicing Fees                                     ________________(8)
Other (itemize)                                            ________________(9)
                                                           $__________________



Total Expenses                                            $ ______________(10)
Credits:
Escrow Balance                                            $ ______________(11)
HIP Refund                                                ________________(12)
Rental Receipts                                           ________________(13)
Hazard Loss Proceeds                                      ________________(14)
Primary Mortgage Insurance Proceeds                       ________________(15)
Proceeds from Sale of Acquired Property                   ________________(16)
Other (itemize)                                           ________________(17)

                                                          ___________________

                                                          ___________________

Total Credits                                            $________________(18)

            Total Realized Loss (or Amount of Gain)      $________________

                                   APPENDIX I
                                   ----------

 Articles IV and V of the Master Mortgage Loan Purchase and Servicing Agreement
 ------------------------------------------------------------------------------

                                   ARTICLE IV.

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01 Countrywide to Act as Servicer.

Countrywide, as independent contract servicer, shall service and administer Mortgage Loans sold pursuant to this Agreement in accordance with the Accepted Servicing Practices and the terms of this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things, in connection with such servicing and administration, that Countrywide may deem necessary or desirable and consistent with the terms of this Agreement. In servicing and administering the Mortgage Loans, Countrywide shall employ procedures in accordance with the customary and usual standards of practice of prudent mortgage servicers. Notwithstanding anything to the contrary contained herein, in servicing and administering Government Mortgage Loans, Countrywide shall not take, or fail to take, any action that would result in the denial of coverage under any LGC or MIC, as applicable. Without limiting the generality of the foregoing, with respect to any Government Mortgage Loan, Countrywide shall be permitted to deviate from the servicing practices set forth herein if such deviation would be consistent with the servicing practices employed in connection with any similar mortgage loan constituting a part of a GNMA mortgage-backed security.

In accordance with the terms of this Agreement, Countrywide may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in Countrywide's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that Countrywide shall not permit any modification, waiver, or forbearance with respect to any Mortgage Loan that would decrease the Mortgage Interest Rate (other than by adjustments required by the terms of the Mortgage Note), result in the denial of coverage under a PMI Policy, LGC or MIC, defer or forgive the payment of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make future advances or extend the final maturity date on such Mortgage Loan without the Purchaser's consent or otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b). Countrywide may permit forbearance or allow for suspension of Monthly Payments for up to one hundred twenty (120) days if the Mortgagor is in default or Countrywide determines in its reasonable discretion, that default is imminent and if Countrywide determines that granting such forbearance or suspension is in the best interest of the Purchaser. If any modification, forbearance or suspension permitted hereunder allows the deferral of interest or principal payments on any Mortgage Loan, Countrywide shall include in each remittance for any month in which any such principal or interest payment has been deferred (without giving effect to such modification, forbearance or suspension) an amount equal to such month's principal and one (1) month's interest at the Mortgage Loan Remittance Rate on the then unpaid principal balance of the Mortgage Loan and shall be entitled to reimbursement for such advances only to the same extent as for Monthly Advances made pursuant to
Section 5.03. Countrywide shall notify the Purchaser, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Purchaser (or, at the direction of the Purchaser, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within thirty (30) days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, Countrywide (i) shall deliver to the Purchaser a copy thereof and
(ii) shall deliver to the Purchaser such document, with evidence of recordation upon receipt thereof from the public recording office.

Without limiting the generality of the foregoing, Countrywide shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. If reasonably required by Countrywide, the Purchaser shall furnish Countrywide with any powers of attorney and other documents necessary or appropriate to enable Countrywide to carry out its servicing and administrative duties under this Agreement.

Section 4.02 Collection of Mortgage Loan Payments.

Countrywide shall make reasonable efforts, in accordance with the Accepted Servicing Practices and this Agreement, to collect all payments due under each Mortgage Loan and shall exercise reasonable care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and Mortgaged Property.

Section 4.03 Realization Upon Defaulted Mortgage Loans.

(a) Foreclosure. In accordance with Accepted Servicing Practices, Countrywide shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. Countrywide shall use reasonable efforts to realize upon defaulted Mortgage Loans, in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, Countrywide shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by Countrywide through PMI Proceeds, Government Insurance Proceeds, Other Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property. Countrywide shall notify the Purchaser in writing of the commencement of foreclosure proceedings. Such notice may be contained in the reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this Agreement. Countrywide shall be responsible for all costs and expenses incurred by it in any foreclosure proceedings; provided, however, that it shall be entitled to reimbursement thereof from proceeds from the related Mortgaged Property.

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event
Countrywide has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged
Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Purchaser. Upon completion of the inspection or review, Countrywide shall promptly provide the Purchaser with a written report of the environmental inspection.

After reviewing the environmental inspection report, the Purchaser shall determine how Countrywide shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs Countrywide to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, Countrywide shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse Countrywide, Countrywide shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs Countrywide not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, Countrywide shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section  4.04  Establishment  of  Custodial  Accounts;   Deposits  in  Custodial
Accounts.

Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Custodial Accounts, in the form of time deposit or demand accounts, titled "[Countrywide], in trust for Banc of America Mortgage Capital Corporation and/or subsequent purchasers of Mortgage Loans - P&I." Countrywide shall provide the Purchaser with written evidence of the creation of such Custodial Account(s) upon the request of the Purchaser.

Countrywide shall deposit in the Custodial Account within two (2) Business Days, and retain therein, the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

(a) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(b) all payments on account of interest on the Mortgage Loans, adjusted to the Mortgage Loan Remittance Rate;

(c) all proceeds from a Cash Liquidation;

(d) all PMI Proceeds, Government Insurance Proceeds and Other Insurance Proceeds, including amounts required to be deposited pursuant to Sections 4.08 and 4.10, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Accepted Servicing Practices, the loan documents or applicable law;

(e) all Condemnation Proceeds affecting any Mortgaged Property that are not released to the Mortgagor in accordance with the Accepted Servicing Practices, the loan documents or applicable law;

(f) all Monthly Advances;

(g) all proceeds of any Mortgage Loan  repurchased  in  accordance  with Section
3.03 or 3.04, and any amount required to be deposited by Countrywide in connection with any shortfall in principal amount of the Qualified Substitute Mortgage Loans and the repurchased Mortgage Loans as required pursuant to
Section 3.03;

(h) any amounts required to be deposited by Countrywide pursuant to Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy (such deposit shall be made from Countrywide's own funds, without reimbursement therefor);

(i) the Prepayment Interest Shortfall Amount, if any, for the month of distribution (such deposit shall be made from Countrywide's own funds, without reimbursement therefor up to a maximum amount per month equal to the lesser of
(a) one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loans, or (b) the aggregate Servicing Fee actually received for such month for the Mortgage Loans); and

(j) any amounts required to be deposited by Countrywide in connection with any REO Property pursuant to Section 4.13.

The foregoing requirements for deposit in the Custodial Account are exclusive. The Purchaser understands and agrees that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment penalties and assumption fees (to the extent permitted by Section 4.16) need not be deposited by Countrywide in the Custodial Account. Any interest paid by the depository institution on funds deposited in the Custodial Account shall accrue to the benefit of Countrywide and Countrywide shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(d). All funds required to be deposited in the Custodial Account shall be held in trust for the Purchaser until withdrawn in accordance with Section 4.05.

Section 4.05 Permitted Withdrawals From the Custodial Account.

Countrywide may, from time to time, withdraw funds from the Custodial Account for the following purposes:

(a) to make payments to the Purchaser in the amounts and in the manner provided for in Sections 5.01 and 5.03;

(b) to reimburse itself for Monthly Advances (Countrywide's reimbursement for Monthly Advances shall be limited to amounts received on the related Mortgage Loan (or to amounts received on the Mortgage Loans as a whole if the Monthly Advance is made due to a shortfall in a Monthly Payment made by a Mortgagor entitled to relief under the Soldiers' and Sailors' Civil Relief Act of 1940) which represent Late Collections, net of the related Servicing Fee and LPMI Fee, if applicable. Countrywide's right to reimbursement hereunder shall be prior to the rights of the Purchaser, except that, where Countrywide is required to repurchase a Mortgage Loan pursuant to Sections 3.03 or 3.04 or Countrywide is required to remit a sum pursuant to the applicable provision of Section 4.17, Countrywide's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans. Notwithstanding the foregoing, Countrywide may reimburse itself for Monthly Advances from any funds in the Custodial Account if it has determined that such funds are nonrecoverable advances or if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchaser);

(c) to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees (Countrywide's reimbursement for Servicing Advances and/or
Servicing Fees hereunder with respect to any Mortgage Loan shall be limited to proceeds from Cash Liquidation, Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds, Government Insurance Proceeds and Other Insurance Proceeds; provided, however, that Countrywide may reimburse itself for Servicing Advances and Servicing Fees from any funds in the Custodial Account if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchaser. Notwithstanding the foregoing, with respect to each Government Mortgage Loan, Countrywide shall not be entitled to reimbursement of any Servicing Advances that constitute losses and expenses for which an issuer of GNMA securities would be responsible, pursuant to Chapter 4 of the GNMA Handbook 5500.2, if such Government Mortgage Loan had been included in a GNMA security);

(d) to pay to itself as servicing compensation (i) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (ii) the Servicing Fee and the LPMI Fee, if applicable, from that portion of any payment or recovery of interest on a particular Mortgage Loan;

(e) to pay to itself, with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 or 3.04, all amounts received but not distributed as of the date on which the related Repurchase Price is determined;

(f) to reimburse itself for any amounts deposited in the Custodial Account in error; and

(g) to clear and terminate the Custodial Account upon the termination of this Agreement.

Section 4.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Escrow Accounts in the form of time deposit or demand accounts, which accounts shall be Eligible Accounts, titled "[Countrywide], in trust for Banc of America Mortgage Capital Corporation and/or subsequent purchasers of Mortgage Loans and various mortgagors - T&I." Countrywide shall provide the Purchaser with written evidence of the creation of such Escrow Account(s) upon the request of the Purchaser.

Countrywide shall deposit in the Escrow Account(s) within two (2) Business Days, and retain therein, (a) all Escrow Payments collected on account of the Mortgage Loans, and (b) all Other Insurance Proceeds that are to be applied to the restoration or repair of any Mortgaged Property. Countrywide shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes in accordance with Section 4.07. Countrywide shall be entitled to retain any interest paid by the depository institution on funds deposited in the Escrow Account except interest on escrowed funds required by law to be paid to the Mortgagor. Countrywide shall pay
Mortgagor interest on the escrowed funds at the rate required by law notwithstanding that the Escrow Account is non-interest bearing or the interest paid by the depository institution thereon is insufficient to pay the Mortgagor interest at the rate required by law.

Section 4.07 Permitted Withdrawals From Escrow Account.

Countrywide may, from time to time, withdraw funds from the Escrow Account(s) for the following purposes: (a) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, PMI Policy premiums, if applicable, and comparable items; (b) to reimburse Countrywide for any Servicing Advance made by Countrywide with respect to a related Mortgage Loan; provided, however, that such reimbursement shall only be made from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder; (c) to refund to the Mortgagor any funds as may be determined to be overages; (d) for transfer to the Custodial Account in accordance with the terms of this Agreement; (e) for application to restoration or repair of the Mortgaged Property; (f) to pay to Countrywide, or to the Mortgagors to the extent required by law, any interest paid on the funds deposited in the Escrow Account; (g) to reimburse itself for any amounts deposited in the Escrow Account in error; or (h) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08 Transfer of Accounts.

Countrywide may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time provided that such Custodial Account and Escrow Account shall at all times be Eligible Accounts. Countrywide shall notify the Purchaser of any such transfer within five (5) days thereafter.

Section 4.09 Payment of Taxes, Insurance and Other Charges; Maintenance of PMI Policies; Collections Thereunder.

With respect to each Mortgage Loan, Countrywide shall maintain accurate records reflecting the status of (a) ground rents, taxes, assessments, water rates and other charges that are or may become a lien upon the Mortgaged Property; (b) primary mortgage insurance premiums; (c) with respect to Mortgage Loans insured by the FHA, mortgage insurance premiums, and (d) fire and hazard insurance premiums. Countrywide shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable using Escrow Payments which shall have been estimated and accumulated by Countrywide in amounts sufficient for such purposes. To the extent that the Mortgage does not provide for Escrow Payments, Countrywide shall determine that any such payments are made by the Mortgagor at the time they first become due. Countrywide assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills, irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and shall make advances from its own funds to effect such payments.

Countrywide will maintain in full force and effect, a PMI Policy conforming in all respects to the description set forth in Section 3.02(v), issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the LTV or the Updated LTV of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a LTV at origination in excess of 80%. Countrywide will not cancel or refuse to renew any PMI Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement PMI Policy is obtained from and maintained with an insurer that is approved by an Agency. Countrywide shall not take any action that would result in non-coverage under any applicable PMI Policy of any loss that, but for the actions of Countrywide, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.16, Countrywide shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions that may be required by such insurer as a condition to the continuation of coverage under the PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, Countrywide shall obtain a replacement PMI Policy as provided above.

Unless otherwise provided in the related Purchase Confirmation, no Mortgage Loan has in effect as of the Closing Date any mortgage pool insurance policy or other credit enhancement, except for any PMI Policy, MIC or LGC and the insurance or guarantee relating thereto, as applicable (excluding such exception, the "Credit Enhancement"), and Countrywide shall not be required to take into consideration the existence of any such Credit Enhancement for the purposes of performing its servicing obligations hereunder. If the Purchaser shall at any time after the related Closing Date notify Countrywide in writing of its desire to obtain any such Credit Enhancement, the Purchaser and Countrywide shall thereafter negotiate in good faith for the procurement and servicing of such Credit Enhancement.

Section 4.10 Maintenance of Hazard Insurance.

Countrywide shall cause to be maintained, for each Mortgage Loan, fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount that is equal to the lesser of (a) the maximum insurable value of the improvements securing such Mortgage Loan or
(b) the greater of (i) the unpaid  principal  balance of the Mortgage  Loan, and
(ii) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to an Agency, Countrywide shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to assure that a replacement hazard insurance policy substantially and materially similar in all respects to the original policy is obtained from a qualified insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, Countrywide shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the National Flood Insurance Administration program (or any successor thereto) with a generally acceptable insurance carrier and with coverage in an amount not less than the lesser of (x) the unpaid principal balance of the Mortgage Loan; (y) full replacement value of the improvements which are a part of the Mortgaged Property; or (z) the maximum amount of insurance which is available under the National Flood Insurance Reform Act of 1994. Countrywide shall also maintain on REO Property, (1) fire and hazard insurance with extended coverage in an amount that is not less than the maximum insurable value of the improvements that are a part of such property; (2) liability insurance; and (3) to the extent required and available under the National Flood Insurance Reform Act of 1994, flood insurance in an amount as provided above. Countrywide shall deposit in the Custodial Account all amounts collected under any such policies except (A) amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property and (B) amounts to be released to the Mortgagor in accordance with the Accepted Servicing Practices. The Purchaser understands and agrees that no earthquake or other additional insurance on property acquired in respect of the Mortgage Loan shall be maintained by Countrywide or Mortgagor. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Countrywide and shall provide for at least thirty (30) days prior written notice to Countrywide of any cancellation, reduction in the amount of coverage or material change in coverage. Countrywide shall not interfere with the Mortgagor's freedom of choice in selecting either the insurance carrier or agent; provided, however, that Countrywide shall only accept insurance policies from insurance companies acceptable to an Agency and licensed to do business in the state wherein the property subject to the policy is located.

Section 4.11 Business Continuity Plan/Disaster Recovery.

Countrywide shall establish and maintain contingency plans, recovery plans and proper risk controls to ensure Countrywide's continued performance under this Agreement. The plans must be in place within thirty (30) calendar days after the Closing Date of this Agreement and shall include, but not be limited to, testing, control functions, accountability and corrective actions to be implemented, if necessary. Countrywide agrees to make copies or summaries of the plans available to the Purchaser or its regulators upon request.

Section 4.12 Fidelity Bond; Errors and Omissions Insurance.

Countrywide shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy with responsible companies, with broad coverage of all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan who handle funds, money, documents or papers relating to the Mortgage Loan. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure Countrywide against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of its officers, employees and agents. Such Fidelity Bond shall also protect and insure Countrywide against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 shall diminish or relieve Countrywide from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by an Agency for an approved seller/servicer.

Section 4.13 Title, Management and Disposition of REO Property.

(a) Title. In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of Countrywide for the benefit of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person(s) as shall be consistent with an Opinion of Counsel obtained by Countrywide from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person(s) holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

(b) Management. Countrywide shall either itself or through an agent selected by Countrywide, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account. Countrywide shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter or more frequently as required by the circumstances. Countrywide shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Credit File and copies thereof shall be forwarded by Countrywide to the Purchaser within five (5) days of the Purchaser's request therefor. Countrywide shall promptly attempt to sell the REO Property (and may temporarily rent the same) on such terms and conditions as Countrywide deems to be in the best interest of the Purchaser. Countrywide shall deposit, or cause to be deposited, within two (2) Business Days of receipt, in the Custodial Account all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of each REO
Property,  including the cost of maintaining  any hazard  insurance  pursuant to
Section 4.10 hereof and the fees of any managing agent acting on behalf of Countrywide. Notwithstanding anything contained in this Agreement to the contrary, upon written notice to Countrywide, the Purchaser may elect to assume the management and control of any REO Property; provided, however, that prior to giving effect to such election, the Purchaser shall reimburse Countrywide for all previously unreimbursed or unpaid Monthly Advances, Servicing Advances and Servicing Fees related to such REO Property.

(c) Disposition. Subject to the following paragraph, Countrywide shall use reasonable efforts to dispose of each REO Property as soon as possible and shall sell each REO Property no later than one (1) year after title to such REO Property has been obtained, unless Countrywide determines, and gives an appropriate notice to the Purchaser, that a longer period is necessary for the orderly disposition of any REO Property. If a period longer than one (1) year is necessary to sell any REO Property, Countrywide shall, if requested by the Purchaser, report monthly to the Purchaser as to the progress being made in selling such REO Property.

Each REO Disposition shall be carried out by Countrywide at such price and upon such terms and conditions as Countrywide deems to be in a manner that maximizes the net present value of the recovery to the Purchaser. If, as of the date title to any REO Property was acquired by Countrywide, there were outstanding unreimbursed Servicing Advances, Monthly Advances or Servicing Fees with respect to the REO Property or the related Mortgage Loan, Countrywide, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances, Monthly Advances and Servicing Fees from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to Countrywide as provided above, shall be deposited in the Custodial Account and distributed to the Purchaser in accordance with Section 5.01.

Section 4.14 Notification of Adjustments.

With respect to each Adjustable Rate Mortgage Loan, Countrywide shall adjust the Mortgage Interest Rate on the related Interest Adjustment Date and shall adjust the Monthly Payment on the related Payment Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. If, pursuant to the terms of the Mortgage Note, another index is selected for determining the Mortgage Interest Rate because the original index is no longer available, the same index will be used with respect to each Mortgage Note which requires a new index to be selected, provided that such selection does not conflict with the terms of the related Mortgage Note. Countrywide shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. Countrywide shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by Countrywide or the Purchaser that Countrywide has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, Countrywide shall immediately deposit in the Custodial Account, from its own funds, the amount of any interest loss caused the Purchaser thereby without reimbursement therefor.

Section 4.15 Notification of Maturity Date.

With respect to each Balloon Mortgage Loan, Countrywide shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date and final balloon payment.

Section 4.16 Assumption Agreements.

Countrywide shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that Countrywide shall not exercise any such right if prohibited from doing so by law or the terms of the Mortgage Note or if the exercise of such right would impair or threaten to impair any recovery under the related PMI Policy, if any. If Countrywide reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, Countrywide shall enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 4.16, the Purchaser authorizes Countrywide, with the prior written consent of the primary mortgage insurer, if any, to enter into a substitution of liability agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, Countrywide shall follow the underwriting practices and procedures employed by Countrywide for mortgage loans originated by Countrywide for its own account in effect at the time such assumption or substitution is made. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan and the outstanding principal amount of the Mortgage Loan shall not be changed. Countrywide shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser or its designee the original of any such substitution of liability or assumption agreement, which document shall be added to the related Collateral File and shall, for all purposes, be considered a part of such Collateral File to the same extent as all other documents and instruments constituting a part thereof.

Notwithstanding anything to the contrary contained herein, Countrywide shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that Countrywide may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 4.16, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 4.17 Satisfaction of Mortgages and Release of Collateral Files.

Upon the payment in full of any Mortgage Loan, or the receipt by Countrywide of a notification that payment in full will be escrowed in a manner customary for such purposes, Countrywide shall immediately notify the Purchaser. Such notice shall include a statement to the effect that all amounts received or to be received in connection with such payment, which are required to be deposited in the Custodial Account pursuant to Section 4.04, have been or will be so deposited and shall request delivery to it of the portion of the Collateral File held by the Purchaser or the Custodian. Upon receipt of such notice and request, the Purchaser, or its designee, shall within five (5) Business Days release or cause to be released to Countrywide the related Collateral Documents and Countrywide shall prepare and process any satisfaction or release. In the event that the Purchaser fails to release or cause to be released to Countrywide the related Collateral Documents within five (5) Business Days of Countrywide's request therefor, the Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

In the event Countrywide satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, Countrywide, upon written demand, shall remit to the Purchaser the then unpaid principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. Countrywide shall maintain the Fidelity Bond insuring Countrywide against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the service or foreclosure of a Mortgage Loan, including for the purpose of collection under any PMI Policy, the Purchaser, its designee, or the Custodian shall, within five (5) Business Days of Countrywide's request and delivery to the Purchaser, its designee, or the Custodian of a servicing receipt signed by a Servicing Officer, release or cause to be released to Countrywide the portion of the Collateral File held by the Purchaser, its designee, or the Custodian. Pursuant to the servicing receipt, Countrywide shall be obligated to return to the Purchaser, its designee, or the Custodian the related Collateral File when Countrywide no longer needs such file, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Collateral File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. In the event that the Purchaser fails to release or cause to be released to Countrywide the portion of the Collateral File held by the Purchaser or its designee within five
(5) Business Days of Countrywide's request therefor, the Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure. Upon receipt of notice from Countrywide stating that such Mortgage Loan was liquidated, the Purchaser shall release Countrywide from its obligations under the related servicing receipt.

Section 4.18 Servicing Compensation.

As compensation for its services hereunder, Countrywide shall be entitled to withdraw from the Custodial Account, or to retain from interest payments on the Mortgage Loans, the amounts provided for as Servicing Fees. Except as otherwise provided hereunder, the obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of the Monthly Payments. Notwithstanding the foregoing, with respect to the payment of the Servicing Fee for any month, the aggregate Servicing Fee shall be reduced (but not less than zero) by an amount equal to the Prepayment Interest Shortfall for the related Due Period. Additional servicing compensation in the form of assumption fees (as provided in Section 4.16), late payment charges, prepayment penalties or otherwise shall be retained by Countrywide to the extent not required to be deposited in the Custodial Account. Countrywide shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

                                   ARTICLE V.

                 PROVISIONS OF PAYMENTS AND REPORTS TO PURCHASER

Section 5.01 Distributions.

On each Remittance Date, Countrywide shall distribute to the Purchaser (a) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05; plus (b) all Monthly Advances, if any, that Countrywide is obligated to distribute pursuant to Section 5.03; minus
(c) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period; minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date. It is understood that, by operation of Section 4.04, the remittance on the first Remittance Date is to include principal collected after the Cut-off Date through the preceding Determination Date plus interest, adjusted to the Mortgage Loan Remittance Rate, collected through such Determination Date exclusive of any portion thereof allocable to the period prior to the Cut-off Date, with the adjustments specified in (b), (c) and (d) above.

Section 5.02 Periodic Reports to the Purchaser.

(a) Monthly Reports. Not later than the fifth (5th) Business Day following the Principal Prepayment Period, Countrywide shall furnish to the Purchaser via any electronic medium a monthly report in a form reasonably acceptable to the Purchaser, which report shall include with respect to each Mortgage Loan the following loan-level information: (i) the scheduled balance as of the last day of the related Due Period, (ii) all Principal Prepayments applied to the Mortgagor's account during the related Principal Prepayment Period, (iii) the delinquency and bankruptcy status of the Mortgage Loan, if applicable, (iv) actual unpaid principal balance, (v) the date through which Monthly Payments have been made; (vi) the current Mortgage Interest Rate, (vii) Mortgage Interest Rate net of the Servicing Fee and the LPMI fee and (viii) the amount being remitted.

(b) Miscellaneous Reports. Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, Countrywide shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property, which report may be included with any other reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this Agreement. With respect to any REO Property, and upon the request of the Purchaser, Countrywide shall furnish to the Purchaser a statement describing Countrywide's efforts during the previous month in connection with the sale of such REO Property, including any rental of such REO Property incidental to the sale thereof and an operating statement. Countrywide shall also provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return and as the Purchaser may reasonably request from time to time. The Purchaser agrees to pay for all reasonable out-of-pocket expenses incurred by Countrywide in connection with complying with any request made by the Purchaser hereunder if such information is not customarily provided by Countrywide in the ordinary course of servicing mortgage loans similar to the Mortgage Loans.

Section 5.03 Monthly Advances by Countrywide.

Not later than the close of business on the Determination Date preceding each Remittance Date, Countrywide shall deposit in the Custodial Account an amount equal to all payments not previously advanced by Countrywide, whether or not deferred pursuant to Section 5.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, adjusted to the Mortgage Loan Remittance Rate, which were due on a Mortgage Loan and delinquent as of the close of business on the Business Day prior to the related Determination Date. Notwithstanding anything to the contrary herein, Countrywide may use amounts on deposit in the Custodial Account for future distribution to the Purchaser to satisfy its obligation, if any, to deposit delinquent amounts pursuant to the preceding sentence. To the extent Countrywide uses any funds being held for future distribution to the Purchaser to satisfy its obligations under this Section 5.03, Countrywide shall deposit in the Custodial Account an amount equal to such used funds no later than the Determination Date prior to the following Remittance Date to the extent that funds in the Custodial Account on such Remittance Date are less than the amounts to be remitted to the Purchaser pursuant to Section 5.01.

Countrywide's obligation to make such advances as to any Mortgage Loan will continue through the earliest of: (a) the last Monthly Payment due prior to the payment in full of the Mortgage Loan; (b) the Remittance Date prior to the Remittance Date for the distribution of any Liquidation Proceeds, Other Insurance Proceeds or Condemnation Proceeds which, in the case of Other Insurance Proceeds and Condemnation Proceeds, satisfy in full the indebtedness of such Mortgage Loan; or (c) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property; provided, however, with respect to any Government Mortgage Loan that is converted to REO Property, Countrywide's obligation to make such advances will continue in accordance with the applicable governmental agency's guidelines. In no event shall Countrywide be obligated to make an advance under this Section 5.03 if at the time of such advance it reasonably determines that such advance will be unrecoverable.

Section 5.04 Annual Statement as to Compliance.

Countrywide shall deliver to the Purchaser on or before March 15th of each year, beginning in the year following the Closing Date, an Officers' Certificate stating, as to each signatory thereof, that (a) a review of the activities of Countrywide during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (b) to the best of such officers' knowledge, based on such review, Countrywide has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. Countrywide shall provide the Purchaser with copies of such statements upon request.

Section 5.05 Annual Independent Certified Public Accountants' Servicing Report.

On or before March 15th of each year, beginning in the year following the Closing Date, Countrywide at its expense shall cause a firm of independent public accountants, which is a member of the American Institute of Certified
Public Accountants, to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to Countrywide's servicing of mortgage loans of the same type as the Mortgage Loans, pursuant to this Agreement or servicing agreements substantially similar to this Agreement, and that, on the basis of such examination, conducted substantially in accordance with the Uniform Single Audit Program for Mortgage Bankers, such firm is of the opinion that Countrywide's servicing has been conducted in compliance with this Agreement or such servicing agreements examined pursuant to this
Section  5.05 except for (a) such  exceptions  as such firm shall  believe to be immaterial,  and (b)  such  other  exceptions  as  shall  be set  forth  in such statement. Countrywide shall provide the Purchaser with copies of such statements upon request.

Section 5.06 Purchaser's Access to Countrywide's Records.

The Purchaser shall have access upon reasonable notice to Countrywide, during regular business hours or at such other times as might be reasonable under applicable circumstances, to any and all of the books and records of Countrywide that relate to the performance or observance by Countrywide of the terms, covenants or conditions of this Agreement. Further, Countrywide hereby authorizes the Purchaser, in connection with a sale of the Mortgage Loans, to make available to prospective purchasers a Consolidated Statement of Operations of Countrywide, or its parent company, prepared by or at the request of Countrywide for the most recently completed three (3) fiscal years for which such a statement is available as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations. Countrywide also agrees to make available to any prospective purchaser, upon reasonable notice and during normal business hours, a knowledgeable financial or accounting officer for the purpose of answering questions respecting Countrywide's ability to perform under this Agreement. The Purchaser agrees to reimburse Countrywide for any out-of-pocket costs incurred by Countrywide in connection with its obligations under this Section 5.06.

Section 5.07 Compliance with REMIC Provisions.

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, Countrywide shall not take any action, cause the REMIC to take any action, or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860 (a) (2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(d) of the Code) unless Countrywide has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

                                  APPENDIX II

                             North Fork Agreements

                                                               Execution Version


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "AAR Agreement") dated as of March 20, 2007, among North Fork Bank, successor in interest to GreenPoint Mortgage Funding, Inc. (the "Assignor"), Bank of America, National Association (the "Assignee") and ABN AMRO Mortgage Group, Inc. (the "Company"):

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Sale and Assignment. With respect to the mortgage loans listed on Exhibit A hereto (the "Assigned Loans") purchased by the Assignor from the Company, the Assignor hereby grants, transfers, assigns and sells to the Assignee all right, title and interest of the Assignor, in, to and under (a) the Assigned Loans, the related Mortgage Loan Documents and the Mortgage Files (as defined in the Purchase Agreement) and (b) that certain Mortgage Loan Sale and Servicing Agreement, dated as of December 1, 2002, by and between the Assignor and the Company (as amended, the "Purchase Agreement"), as it relates to the Assigned Loans and only the Assigned Loans and the Assignee hereby assumes all of the Assignor's obligations and duties arising under the Purchase Agreement from and after the date hereof, and the Company hereby acknowledges such sale, assignment and assumption. The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any mortgage loans subject to the Purchase Agreement other than the Assigned Loans. Notwithstanding the foregoing, it is understood that neither the Company nor Assignor is released from liability to the other for any breaches of any representations, warranties or covenants made by such party to the other in the Purchase Agreement prior to the date hereof regardless of when such breaches are discovered or made known. The Assigned Loans were previously purchased by the Assignor pursuant to the Purchase Agreement and those certain Memoranda of Sale, dated December 27, 2002, December 29, 2003 and December 29, 2003, by and between Assignor and the Company. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

     2. Payment. Simultaneously with the execution of this AAR Agreement and upon completion of the other closing conditions set forth in the Purchase Price and Terms Letter (the "PPTL"), dated as of January 12, 2007, by and between the Assignee and the Assignor, the Assignee shall pay to the Assignor the purchase price as calculated pursuant to the PPTL. The Assignee shall pay the purchase price payable under the PPTL by wire transfer of immediately available funds to the account specified by the Assignor. Upon payment of such purchase price, the Assignee assumes all right, title and interest in and to the Assigned Loans and the related Mortgage Loan Documents and Mortgage Files pursuant to the Purchase Agreement. The Assignee shall be entitled to all scheduled payments due on the Assigned Loans after March 1, 2007 (the "Assigned Loans Cut-off Date") and all unscheduled payments or other proceeds or other recoveries on the Assigned Loans received on and after the Assigned Loans Cut-off Date, as provided in the
Purchase Agreement. The Assignor, at its expense, shall have caused to be delivered to the Assignee or its designee the Mortgage Loan Documents and the portion of the Mortgage File for each Assigned Loan in the Assignor's or its custodian's possession prior to the date hereof, excluding that portion under the control of the Company. The Assignor and the Company acknowledge and agree that the Assignee has designated U.S. Bank National Association (the "Custodian") as its custodian of the Mortgage Loan Documents and the Mortgage Files pursuant to a Custodial Agreement between the Assignee and the Custodian.

     3. Representations. Warranties and Covenants of the Assignor. The Assignor warrants and represents to, and covenants with, the Assignee that:

     (a) The Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of any of the terms, conditions or provisions of the Assignor's organizational documents or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignor. This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and, if determined adversely to the Assignor, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

     (b) The Assignor is the lawful owner of the Assigned Loans with the full right to transfer the Assigned Loans and all of its interests, rights and obligations under the Purchase Agreement free from any and all encumbrances, liens, pledges, participation interests, claims or security interests of any nature encumbering the Assigned Loans. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note related to any Assigned Loan or the related Mortgage or any interest or participation therein;

     (c) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Assigned Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Assigned Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission;

     (d) The Assignor has not taken any action that would serve to impair or encumber the Assignor's ownership interest in the Assigned Loans since the applicable date of the original sale to Assignor (each, an "Original Closing Date");

     (e) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Purchase Agreement or the Assigned Loans;

     (f) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement, including without limitation the transfer of the servicing obligations. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, or defaults under, the Purchase Agreement;

     (g) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "Securities Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto;

     (h) No statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Assignor in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect;

     (i) With respect to the Assigned Loans, the representations and warranties contained in Section 6.01 of the Purchase Agreement, to the extent they relate to matters arising on or after the applicable Original Closing Date, are true and correct as of the date of this AAR Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 6.01 of the Purchase Agreement (i) to the "Cut-off Date" shall he deemed to be a reference to the Assigned Loans Cut-off Date, (ii) to the "Mortgage Loan Schedule" shall be deemed to be a reference to Exhibit A hereto and any other schedules of the Assigned Loans, provided in writing or electronically, providing any data with respect to the Assigned Loans of the type described in the definition of "Mortgage Loan Schedule" provided in the Purchase Agreement (other than any schedules that were updated by the Assignor prior to the date of this AAR Agreement), (iii) to the "Closing Date" shall be deemed to be a reference to the date of this AAR Agreement and (iv) to the "Seller's knowledge" shall be deemed to be a reference to the Assignor's knowledge. For purposes of clarification, the Assignor shall not be deemed to have breached or violated any representation or warranty contemplated in this paragraph in the event that such representation or warranty was not true or correct as of the Original Closing Date (an "Original Breach") unless such Original Breach was cured prior to the date hereof; and

     (j) With respect to the Assigned Loans, the matters set forth in Schedule I attached hereto are true and correct as of the date of this AAR Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 3 shall survive delivery of the respective Assigned Loans to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 3 with respect to, and to the extent of, representations and warranties made as to the matters covered in this Section 3 by the Company in the Purchase Agreement. It is further understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained herein, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

     4. Repurchase of Assigned Loans. The Assignor and the Assignee understand and agree that:

     (a) Upon the discovery by the Assignor or the Assignee and its assigns of a breach of any representation, warranty, or covenant under this AAR Agreement, the party discovering such breach shall give prompt written notice to the other parties to this AAR Agreement. Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this AAR Agreement that materially and adversely affects the value of any Assigned Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Assigned Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignor shall, unless notified by the Assignee, repurchase the Assigned Loan no later than seventy-five (75) days from the date on which it is notified of the breach in the same manner set forth in Section 6.03 of the Purchase Agreement. The repurchase price (the "Repurchase Price") for a repurchase by Assignor shall be calculated by (i) multiplying the percentage used in calculating the purchase price for the applicable Assigned Loan pursuant to the PPTL by an amount equal to the then outstanding principal balance of such Assigned Loan as of the date of such repurchase, plus (ii) accrued interest on such Assigned Loan from the date on which interest had last been paid through the last day of the month in which such repurchase takes place, plus (iii) the amount of any outstanding advances owed to the Servicer, plus (iv) all reasonable costs and expenses incurred by the Assignee arising out of or based upon such breach, including, without limitation, reasonable costs and expenses incurred in the enforcement of the Assignor's repurchase obligation hereunder. Any repurchase of an Assigned Loan or Loans pursuant to the foregoing provisions of this Section 4 shall be accomplished by wire transfer of the amount of the Repurchase Price to an account designated by the Assignee. In addition to such repurchase or substitution obligation, the Assignor shall indemnify the Assignee and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses based on or grounded upon, or resulting from a breach of a representation or warranty under this AAR Agreement or a violation of any other provision hereof.

     (b) In the event the Company has breached a representation or warranty under the Purchase Agreement or this AAR Agreement that is substantially identical to a representation or warranty by the Assignor under this AAR Agreement, the Assignee shall first proceed against the Company under the Purchase Agreement. In the event that any Assigned Loan is repurchased by the Company pursuant to this Section, the Assignor shall promptly remit, upon written notice from the Assignee, to the Assignee an amount equal to the amount by which the Repurchase Price payable under Section 4(a) hereof exceeds the amount payable by the Company under the Purchase Agreement upon such repurchase. If the Company does not, within sixty (60) days after notification of the breach, cure such breach or repurchase the Assigned Loan in the same manner as set forth in Section 6.03 of the Purchase Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Assigned Loan from the Assignee, and/or to indemnify Assignee, except to the extent such breach arose prior to the applicable Original Closing Date. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Company to cure such breach or repurchase such Assigned Loan under the terms of the Purchase Agreement with respect to such Assigned Loan. Upon repurchase of an Assigned Loan by the Assignor or the Company pursuant to this Section 4, the Assignee shall cause the related Mortgage Loan Documents and Mortgage File previously delivered to the Assignee to be returned to the repurchasing party or its designee at the direction of such repurchasing party no later than three (3) Business Days after such repurchase.

     (c) Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of the Purchase Agreement, to oversee compliance thereof, or to take notice of any breach or default thereof.

     (d) The obligations to the Assignee in this Section 4 shall survive any sale or assignment of the Assigned Loans by the Assignee to any third party and shall be independently enforceable by the Assignee.

     5. Representations. Warranties and Covenants of the Assignee. The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

     (a) The Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignee. This AAR Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Company and the Assignor, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignee, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignee will be determined adversely to the Assignee and, if determined adversely to the Assignee, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

     (b) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement solely with respect to the Assigned Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser or owner thereunder solely with respect to the Assigned Loans;

     (c) The Assignee has been furnished with all information regarding the Assigned Loans that it has requested from the Assignor or the Company; and

     (d) The Assignee's address for purposes of all notices and correspondence related to the Assigned Loans and the Purchase Agreement is:

                 Bank of America, National Association
                 Hearst Tower
                 NC 1-027-21-04
                 214 North Tryon Street, 21st Floor
                 Charlotte, NC 28255
                 Attn:   Managing Director

     The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Assigned Loans and the Purchase Agreement is:

                 Bank Name: Bank of America, Dallas TX
                 Account #: 004770451666
                 Account Name: BAMCC/NMCC
                 ABA#:     026009593
                 Reference:    NFB Trade (ABN AMRO Loans)
                 Attn:   Dina Carson

     6. Representations and Warranties of the Company. The Company warrants and represents to, and covenants with, the Assignee that:

     (a) The representations and warranties contained in Section 6.02 of the Purchase Agreement are deemed to be made as of the date of this AAR Agreement, and all such representations and warranties are true and correct as of the date of this AAR Agreement; the representations and warranties contained in Section
6.01 of the Purchase Agreement were true and correct as of the related Original Closing Date;

     (b) The Company has serviced the Assigned Loans in accordance with the terms of the Purchase Agreement, provided accurate statements and reports required thereunder and otherwise complied with all covenants and obligations thereunder, in each case, in all material respects;

     (c) No offsets, counterclaims or other defenses are available to it with respect to the Purchase Agreement or the Assigned Loans;

     (d) It has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Assigned Loans. It has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Purchase Agreement or the Assigned Loans;

     (e) Since the Original Closing Date, neither it nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made by general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Assigned Loans under the 1933 Act or that would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto;

     (f) The Company has taken no action, or omitted to take any required action the omission of, which would have the effect of impairing any mortgage insurance or guarantee on the Assigned Loans; and

     (g) This AAR Agreement has been duly executed and delivered by the Company and, upon the due authorization, execution and delivery by the Assignee and the Assignor, will constitute the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Company of this AAR Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

     7. Accuracy of the Purchase Agreement. The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Purchase Agreement and all amendments and modifications thereto with respect to the Assigned Loans, if any, (ii) the Purchase Agreement is in full force and effect on the date hereof, (iii) the Purchase Agreement has not been amended or modified in any respect with respect to the Assigned Loans, except as set forth in this AAR Agreement, and (iv) no notice of termination has been given to the Company under the Purchase Agreement.

     8. No Solicitation. The Assignor shall not take any action to solicit the refinancing of any Assigned Loan or any Mortgagor of any Assigned Loan. It is understood and agreed that none of (i) the solicitations or related activities which the Company is permitted to conduct under the applicable Agreement, (ii) promotions undertaken by the Assignor or its agents or affiliates which are directed to the general public at large, including, without limitation, mass mailings, newspaper, radio, television advertisements, or (iii) servicing the refinancing needs of a Mortgagor who, without solicitation, contacts the Assignor or its agents or affiliates in connection with the refinance of such Mortgage or Assigned Loan, shall constitute solicitation under this Section.

     9. Master Servicer. The Company hereby acknowledges that a master servicer may be appointed with respect to the Assigned Loans and such master servicer shall have the right to enforce all obligations of the Company, as they relate to the Assigned Loans, under the Purchase Agreement.

     10. Recognition of Assignee; Reconstitution of Servicing; Regulation AB.

     (a) From and after the date of this AAR Agreement, the Company shall note the transfer of the Assigned Loans as of the Assigned Loans Cut-off Date to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Assigned Loans. Notwithstanding anything to the contrary in the Purchase Agreement, however, the Company shall service the Assigned Loans for the benefit of the Assignee pursuant to the terms of that certain Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006, by and between Assignee and the Company (as amended, the "Bank of America Servicing Agreement"), only insofar as it relates to the servicing of "Mortgage Loans" as defined therein, including but not limited those provisions related to sales and reconstitutions of mortgage loans, and all provisions related to Regulation AB compliance, including servicer-- and originator-- related provisions, which such terms are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Bank of America Servicing Agreement, to the extent provided in the preceding sentence, and the Purchase Agreement in all other respects, shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

     (b) Notwithstanding the terms of any Assigned Loan, in the event that any such Assigned Loan requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction, the Assignee hereby agrees to waive such requirement and the Assignee hereby directs the Company and the Company hereby agrees to waive such requirement.

     11. Applicable Law. EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THIS AAR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OR THE CONFLICTS OF LAWS PROVISIONS OF ANY OTHER JURISDICTION.

     12. Expenses. Each party will pay any commissions it has incurred and the reasonable fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     13. No Waiver. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     14. Successors and Assigns. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee or the Company, respectively, hereunder.

     15. Survival. This AAR Agreement shall survive the conveyances of the Assigned Loans as contemplated in this AAR Agreement.

     16. Execution in Counterparts. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     17. Conflicts. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.


                       [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this AAR Agreement be executed by their duly authorized officers as of the date first above written.


                                                   BANK OF AMERICA, NATIONAL
NORTH FORK BANK                                    ASSOCIATION
Assignor                                           Assignee

By:      ________________________________          By:      ____________________

Name:    ________________________________          Name:    ____________________

Its:     ________________________________          Its:     ____________________


ABN AMRO MORTGAGE GROUP, INC.
Company

By:      _______________________________

Name:    _______________________________

Its:     _______________________________




           [Signature page for NFB-BOA AAR (ABN AMRO) March 2007 AAR]

                                    EXHIBIT A
                                    ---------

                             ASSIGNED LOAN SCHEDULE


                                [Attached hereto]



                                   Exhibit A-1

                                    EXHIBIT B
                                    ---------

          EXECUTION COPY OF MORTGAGE LOAN SALE AND SERVICING AGREEMENT,
                          DATED AS OF DECEMBER 1, 2005


                                [Attached hereto]


                                   Exhibit B-1

                                   SCHEDULE I
                                   ----------

             ADDITIONAL MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


A. Payments Current
   ----------------

No payment under any Assigned Loan has been thirty (30) days or more delinquent since March 20, 2006.

B. Bankruptcy
   ----------

No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Assigned Loan was originated.

C. No Fraud
   --------

No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Assigned Loan has taken place on the part of the originator involved in the origination of the Assigned Loan or on the part of the Assignor in connection with the sale of such Assigned Loan to the Assignee.

D. Location of Improvements; No Encroachments
   ------------------------------------------

Except as insured against by the title insurance policy, all improvements which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property.

E. Servicemembers Civil Relief Act
   -------------------------------

The Mortgagor has not notified the Company, and the Assignor has no knowledge of any relief requested by or allowed to the Mortgagor under the Servicemembers Civil Relief Act or any similar state law or local laws.

F. No Violation of Environmental Laws
   ----------------------------------

The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Assignor's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.

                                  Schedule I-1

G. Homeownership and Equity Protection Act; No High Cost Loans
   -----------------------------------------------------------

No Assigned Loan is (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 as amended, or (b) a "high cost," "threshold," "covered," "predatory," "abusive," or similarly defined loan, including refinance loans, under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

H. Compliance with Anti-Money Laundering Laws
   ------------------------------------------

To the best of the Assignor's knowledge upon reasonable due diligence, the Company has complied with all anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"), and the Company has established an anti-money laundering compliance program in compliance with the Anti-Money Laundering Laws.


                                  Schedule I-2

                                                               Execution Version

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "AAR Agreement") dated as of March 20, 2007, among North Fork Bank, successor in interest to GreenPoint Mortgage Funding, Inc. (the "Assignor"), Bank of America, National Association (the "Assignee") and Countrywide Home Loans, Inc. (the "Company"):

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Sale and Assignment. With respect to the mortgage loans listed on Exhibit A hereto (the "Assigned Loans") purchased by the Assignor from the Company, the Assignor hereby grants, transfers, assigns and sells to the Assignee all right, title and interest of the Assignor, in, to and under (a) the Assigned Loans and the Collateral Files and (b) that certain Mortgage Loan Purchase and Servicing Agreement, dated March 14, 2003, by and between Assignor and the Company (as amended, the "Purchase Agreement"), as the Purchase Agreement relates to the Assigned Loans and only the Assigned Loans and the Assignee hereby assumes all of the Assignor's obligations and duties arising under the Purchase Agreement from and after the date hereof, and the Company hereby acknowledges such sale, assignment and assumption. The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any mortgage loans subject to the Purchase Agreement other than the Assigned Loans. Notwithstanding the foregoing, it is understood that neither the Company nor Assignor is released from liability to the other for any breaches of any representations, warranties or covenants made by such party to the other in the Purchase Agreement prior to the date hereof regardless of when such breaches are discovered or made known. The Assigned Loans were previously purchased by the Assignor pursuant to the Purchase Agreement and those certain Purchase Confirmations, dated March 14, 2003, March 28, 2003, April 30, 2003, May 30, 2003, December 23, 2003, February 20, 2004, February 25,
2005, March 31, 2005, April 27, 2005, and May 20, 2005, by and between the Assignor and the Company. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

     2. Payment. Simultaneously with the execution of this AAR Agreement and upon completion of the other closing conditions set forth in the Purchase Price and Terms Letter (the "PPTL"), dated as of January 12, 2007, by and between the Assignee and the Assignor, the Assignee shall pay to the Assignor the purchase price as calculated pursuant to the PPTL. The Assignee shall pay the purchase price payable under the PPTL by wire transfer of immediately available funds to the account specified by the Assignor. Upon payment of such purchase price, the Assignee assumes all right, title and interest in and to the Assigned Loans and the Collateral Files pursuant to the Purchase Agreement. The Assignee shall be entitled to all scheduled payments due on the Assigned Loans after March 1, 2007 (the "Assigned Loans Cut-off Date") and all unscheduled payments or other proceeds or other recoveries on the Assigned Loans received on and after the Assigned Loans Cut-off Date, as provided in the Purchase Agreement. The Assignor, at its expense, shall have caused to be delivered to the Assignee or its designee the Collateral Files for each Assigned Loan in the Assignor's or its custodian's possession prior to the date hereof, excluding that portion under the control of the Company. The Assignor and the Company acknowledge and agree that the Assignee has designated U.S. Bank National Association (the "Custodian") as its custodian of the Collateral Files pursuant to a Custodial Agreement between the Assignee and the Custodian.

     3. Representations. Warranties and Covenants of the Assignor. The Assignor warrants and represents to, and covenants with, the Assignee that:

     (a) The Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of any of the terms, conditions or provisions of the Assignor's organizational documents or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignor. This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and, if determined adversely to the Assignor, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

     (b) The Assignor is the lawful owner of the Assigned Loans with the full right to transfer the Assigned Loans and all of its interests, rights and obligations under the Purchase Agreement free from any and all encumbrances, liens, pledges, participation interests, claims or security interests of any nature encumbering the Assigned Loans. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note related to any Assigned Loan or the related Mortgage or any interest or participation therein;

     (c) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Assigned Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Assigned Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission;

     (d) The Assignor has not taken any action that would serve to impair or encumber the Assignor's ownership interest in the Assigned Loans since the applicable date of the original sale to Assignor (each, an "Original Closing Date");

     (e) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Purchase Agreement or the Assigned Loans;

     (f) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement, including without limitation the transfer of the servicing obligations under the Purchase Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, or defaults under, the Purchase Agreement;

     (g) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "Securities Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto;

     (h) No statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Assignor in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect;

     (i) With respect to the Assigned Loans, the representations and warranties contained in Section 3.02 of the Purchase Agreement, to the extent they relate to matters arising on or after the applicable Original Closing Date, are true and correct as of the date of this AAR Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.02 of the Purchase Agreement (i) to the "Cut-off Date" shall he deemed to be a reference to the Assigned Loans Cut-off Date, (ii) to the "Mortgage Loan Schedule" shall be deemed to be a reference to Exhibit A hereto and any other schedules of the Assigned Loans, provided in writing or electronically, providing any data with respect to the Assigned Loans of the type described in the definition of "Mortgage Loan Schedule" provided in the Purchase Agreement (other than any schedules that were updated by the Assignor prior to the date of this AAR Agreement), (iii) to the "Closing Date" shall be deemed to be a reference to the date of this AAR Agreement and (iv) to the "Countrywide's knowledge" shall be deemed to be a reference to the Assignor's knowledge. For purposes of clarification, the Assignor shall not be deemed to have breached or violated any representation or warranty contemplated in this paragraph in the event that such representation or warranty was not true or correct as of the Original Closing Date (an "Original Breach") unless such Original Breach was cured prior to the date hereof; and

     (j) With respect to the Assigned Loans, the matters set forth in Schedule I attached hereto are true and correct as of the date of this AAR Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 3 shall survive delivery of the respective Mortgage Loans to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 3 with respect to, and to the extent of, representations and warranties made as to the matters covered in this Section 3 by the Company in the Purchase Agreement. It is further understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained herein, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

     4. Repurchase of Assigned Loans. The Assignor and the Assignee understand and agree that:

     (a) Upon the discovery by the Assignor or the Assignee and its assigns of a breach of any representation, warranty, or covenant under this AAR Agreement, the party discovering such breach shall give prompt written notice to the other parties to this AAR Agreement. Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this AAR Agreement that materially and adversely affects the value of any Assigned Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Assigned Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignor shall, unless notified by the Assignee, repurchase the Assigned Loan no later than seventy-five (75) days from the date on which it is notified of the breach in the same manner set forth in Section 3.03 of the Purchase Agreement. The repurchase price (the "Repurchase Price") for a repurchase by Assignor shall be calculated by (i) multiplying the percentage used in calculating the purchase price for the applicable Assigned Loan pursuant to the PPTL by an amount equal to the then outstanding principal balance of such Assigned Loan as of the date of such repurchase, plus (ii) accrued interest on such Assigned Loan from the date on which interest had last been paid through the last day of the month in which such repurchase takes place, plus (iii) the amount of any outstanding advances owed to the Servicer, plus (iv) all reasonable costs and expenses incurred by the Assignee arising out of or based upon such breach, including, without limitation, reasonable costs and expenses incurred in the enforcement of the Assignor's repurchase obligation hereunder . Any repurchase of an Assigned Loan or Loans pursuant to the foregoing provisions of this Section 4 shall be accomplished by wire transfer of the amount of the Repurchase Price to an account designated by the Assignee. In addition to such repurchase or substitution obligation, the Assignor shall indemnify the Assignee and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses based on or grounded upon, or resulting from a breach of a representation or warranty under this AAR Agreement or a violation of any other provision hereof.

     (b) In the event the Company has breached a representation or warranty under the Purchase Agreement (as such was made on the related Original Closing
Date) or this AAR Agreement that is substantially identical to a representation or warranty by the Assignor under this AAR Agreement, the Assignee shall first proceed against the Company under the Purchase Agreement. In the event that any Assigned Loan is repurchased by the Company pursuant to this Section, the Assignor shall promptly remit, upon written notice from the Assignee, to the Assignee an amount equal to the amount by which the Repurchase Price payable under Section 4(a) hereof exceeds the amount payable by the Company under the Purchase Agreement upon such repurchase. If the Company does not, within sixty
(60) days after notification of the breach, cure such breach or repurchase the Assigned Loan in the same manner as set forth in Section 3.03 of the Purchase Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Assigned Loan from the Assignee, and/or to indemnify Assignee, except to the extent such breach arose prior to the applicable Original Closing Date. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Company to cure such breach or repurchase such Assigned Loan under the terms of the Purchase Agreement with respect to such Assigned Loan. Upon repurchase of an Assigned Loan by the Assignor pursuant to this Section, the Assignee shall cause the related Collateral File previously delivered to the Assignee to be returned to the Assignor or its designee at the direction of the Assignor no later than three (3) Business Days after such repurchase.

     (c) Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of the Purchase Agreement, to oversee compliance thereof, or to take notice of any breach or default thereof.

     (d) The obligations to the Assignee in this Section 4 shall survive any sale or assignment of the Assigned Loans by the Assignee to any third party and shall be independently enforceable by the Assignee.

     5. Representations. Warranties and Covenants of the Assignee. The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

     (a) The Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignee. This AAR Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Company and the Assignor, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignee, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignee will be determined adversely to the Assignee and, if determined adversely to the Assignee, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

     (b) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement solely with respect to the Assigned Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser or owner thereunder solely with respect to the Assigned Loans;

     (c) The Assignee has been furnished with all information regarding the Assigned Loans that it has requested from the Assignor or the Company; and

     (d) The Assignee's address for purposes of all notices and correspondence related to the Assigned Loans and the Purchase Agreement is:

                 Bank of America, National Association
                 Hearst Tower
                 NC 1-027-21-04
                 214 North Tryon Street, 21st Floor
                 Charlotte, NC 28255
                 Attn:   Managing Director

     The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Assigned Loans and the Purchase Agreement is:

                 Bank Name: Bank of America, Dallas TX
                 Account #: 004770451666
                 Account Name: BAMCC/NMCC
                 ABA#:     026009593
                 Reference:    NFB Trade (Countrywide Loans)
                 Attn:   Dina Carson

     6. Representations and Warranties of the Company. The Company warrants and represents to, and covenants with, the Assignee that:

     (a) The representations and warranties contained in Section 3.01 of the Purchase Agreement are deemed to be made as of the date of this AAR Agreement, and all such representations and warranties are true and correct as of the date of this AAR Agreement; the representations and warranties contained in Section
3.02 of the Purchase Agreement were true and correct as of the related Original Closing Date;

     (b) The Company has serviced the Assigned Loans in accordance with the terms of the Purchase Agreement in all material respects;

     (c) To the best of the knowledge of the Company, no offsets, counterclaims or other defenses are available to it with respect to the Purchase Agreement or the Assigned Loans;

     (d) It has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or, except as permitted pursuant to the Purchase Agreement, the Assigned Loans. It has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Purchase Agreement or, except as permitted pursuant to the Purchase Agreement, the Assigned Loans; and

     (e) This AAR Agreement has been duly executed and delivered by the Company and, upon the due authorization, execution and delivery by the Assignee and the Assignor, will constitute the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Company of this AAR Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

     7. Accuracy of the Purchase Agreement. The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Purchase Agreement and all amendments and modifications thereto with respect to the Assigned Loans, if any, (ii) the Purchase Agreement is in full force and effect on the date hereof, (iii) the

Purchase Agreement has not been amended or modified in any respect with respect to the Assigned Loans, except as set forth in this AAR Agreement, and (iv) no notice of termination has been given to the Company under the Purchase Agreement.

     8. No Solicitation. The Assignor shall not take any action to solicit the refinancing of any Assigned Loan or any Mortgagor of any Assigned Loan. It is understood and agreed that none of (i) the solicitations or related activities which the Company is permitted to conduct under the applicable Agreement, (ii) promotions undertaken by the Assignor or its agents or affiliates which are directed to the general public at large, including, without limitation, mass mailings, newspaper, radio, television advertisements, or (iii) servicing the refinancing needs of a Mortgagor who, without solicitation, contacts the Assignor or its agents or affiliates in connection with the refinance of such Mortgage or Assigned Loan, shall constitute solicitation under this Section.

     9. Master Servicer. The Company hereby acknowledges that a master servicer may be appointed with respect to the Assigned Loans and such master servicer shall have the right to enforce all obligations of the Company, as they relate to the Assigned Loans, under the Purchase Agreement.

     10. Recognition of Assignee; Reconstitution of Servicing; Regulation AB.

     (a) From and after the date of this AAR Agreement, the Company shall note the transfer of the Assigned Loans as of the Assigned Loans Cut-off Date to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Assigned Loans. Notwithstanding anything to the contrary in the Purchase Agreement, however, the Company shall service the Assigned Loans for the benefit of the Assignee pursuant to the terms of that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, by and between Assignee and the Company (as amended, the "Bank of America Servicing Agreement"), only insofar as it relates to the servicing of "Mortgage Loans" as defined therein, including but not limited those provisions related to sales and reconstitutions of mortgage loans, and all provisions related to Regulation AB compliance, including servicer-- and originator-- related provisions, which such terms are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Bank of America Servicing Agreement, to the extent provided in the preceding sentence, and the Purchase Agreement in all other respects, shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

     (b) Notwithstanding the terms of any Assigned Loan, in the event that any such Assigned Loan requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction, the Assignee hereby directs the Company and the Company hereby agrees to waive such requirement.

     11. Applicable Law. EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THIS AAR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OR THE CONFLICTS OF LAWS PROVISIONS OF ANY OTHER JURISDICTION.

     12. Expenses. Each party will pay any commissions it has incurred and the reasonable fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     13. No Waiver. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     14. Successors and Assigns. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee or the Company, respectively, hereunder.

     15. Survival. This AAR Agreement shall survive the conveyances of the Assigned Loans as contemplated in this AAR Agreement.

     16. Execution in Counterparts. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     17. Conflicts. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.



                       [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this AAR Agreement be executed by their duly authorized officers as of the date first above written.


                                                 BANK OF AMERICA, NATIONAL
NORTH FORK BANK                                  ASSOCIATION
Assignor                                         Assignee

By:      ____________________________            By:      ______________________

Name:    ____________________________            Name:    ______________________

Its:     ____________________________            Its:     ______________________


COUNTRYWIDE HOME LOANS, INC.
Company

By:      ____________________________

Name:    ____________________________

Its:     ____________________________



          [Signature page for NFB-BOA AAR (Countrywide) March 2007 AAR]

                                    EXHIBIT A
                                    ---------

                             ASSIGNED LOAN SCHEDULE


                                [Attached hereto]


                                   Exhibit A-1

                                    EXHIBIT B
                                    ---------

                    EXECUTION COPY OF THE PURCHASE AGREEMENT


                                [Attached hereto]


                                   Exhibit B-1

                                   SCHEDULE I
                                   ----------

             ADDITIONAL MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


A. Fraud
   -----

No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Assigned Loan has taken place on the part of the originator or, to the knowledge of the Assignor, the Mortgagor, any appraiser, any builder or any developer, or any other party involved in the origination of the Assigned Loan or on the part of the Assignor in connection with the sale of such Assigned Loan, and there are no circumstances existing with respect to the Assigned Loan which would permit the primary mortgage guaranty insurer to deny coverage under any insurance policy;

B. Location and Type of Mortgaged Property
   ---------------------------------------

The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a townhouse or, in the case of a Assigned Loan secured by cooperative shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development shall conform with the Company's underwriting guidelines regarding such dwellings.

C. Origination/Doing Business
   --------------------------

The Assigned Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution that is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. All parties which have had any interest in the Assigned Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state.

D. Location of Improvements; No Encroachments
   ------------------------------------------

Except as insured against by the title insurance policy, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation.

                                  Schedule I-1

E. Customary Provisions
   --------------------

There is no homestead or other exemption (other than under the Servicemembers Civil Relief Act) available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

F. Servicemembers Civil Relief Act
   -------------------------------

The Mortgagor has not notified the Company, and the Assignor has no knowledge of any relief requested by or allowed to the Mortgagor under the Servicemembers Civil Relief Act or any similar state law or local laws.

G. Underwriting
   ------------

Each Assigned Loan was underwritten in accordance with the underwriting guidelines of the Company, which underwriting guidelines satisfy the standards of prudent mortgage lenders of the same type of mortgage loans as the Assigned Loans in the secondary market.

H. No Bankruptcy
   -------------

No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Assigned Loan was originated.

I. Delivery of Mortgage Files
   --------------------------

The Mortgage Loan Documents for the related Assigned Loans have been or will be delivered to the Custodian.

J. No Violation of Environmental Laws
   ----------------------------------

The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Assignor's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.

K. Homeownership and Equity Protection Act; No High Cost Loans
   -----------------------------------------------------------

No Assigned Loan is (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 as amended, or (b) a "high cost," "threshold," "covered," "predatory," "abusive," or similarly defined loan, including refinance loans, under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).


                                  Schedule I-2

L. Compliance with Anti-Money Laundering Laws
   ------------------------------------------

To the best of the Assignor's knowledge upon reasonable due diligence, the Company and the Assignor have complied with all anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"), and the Company and the Assignor have established an anti-money laundering compliance program in compliance with the Anti-Money Laundering Laws.



                                  Schedule I-3